FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                November 2, 1998


                             GERMAN AMERICAN BANCORP
               (Exact name of registrant as specified in charter)


     Indiana                     0-11244                        35-1547518
(State or other          (Commission File Number)             (IRS Employer
jurisdiction of                                               Identification
incorporation)                                                    Number)




                     711 Main Street, Jasper, Indiana 47546
                    (Address of Principal Executive Offices)




                                 (812) 482-1314
              (Registrant's telephone number, including area code)




                                       NA
         (Former Name and Former Address, if changed since last report)

Item 5.   Other Events

         The Registrant has announced a 5% stock dividend, quarterly cash dividend and third quarter earnings. These actions are more completely described in the press release which is attached hereto as Exhibit 99.


Exhibit No.       Description

     99           Press Release issued by the Registrant on November 2, 1998.

                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                  German American Bancorp



Date:  November 6, 1998                           By /s/Mark A. Schroeder
                                                     ----------------------
                                                     Mark A. Schroeder
                                                     President/
                                                     Chief Operating Officer




Date:  November 6, 1998                           By /s/John M. Gutgsell
                                                     ---------------------
                                                     John M. Gutgsell
                                                     Vice President/
                                                     Controller